PROVIDENT INVESTMENT COUNSEL
                             SMALL CAP GROWTH FUND I
                        A SERIES OF PIC INVESTMENT TRUST

                         SUPPLEMENT DATED MARCH 26, 2001
                     TO PROSPECTUS DATED FEBRUARY 28, 2001


The following replaces the table entitled "Average Annual Total Returns as of December 31, 2000" on page 5:

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                                               Since Inception
                                     1 Year     5 Years     (September 30, 1993)
                                     ------     -------     --------------------

Small Cap Growth Fund                -16.79%     14.28%            16.32%
Russell 2000 Growth Index*           -22.43%      7.14%            18.87%

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* The Russell 2000 Growth Index consists of the smallest 2,000 securities in the
Russell 3000 Index, representing approximately 10% of the Russell 3000 Index total market capitalization but does not include adjustments for brokerage, custodian and advisory fees. The Russell 3000 Index is composed of 3,000 large U.S. companies by market capitalization. The Russell 2000 Growth Index contains
those  Russell  2000  Index  securities  with  a  greater-than   average  growth
orientation.